SUB-ITEM 77Q1(A)


                                AMENDMENT NO. 10
                                       TO
             AMENDED AND RESTATED AGREEMENT AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS


         This Amendment No. 10 to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (this "Amendment") amends, effective as of December 21, 2006, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds dated as of September 14, 2005, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         WHEREAS, the parties desire to amend the Agreement to remove AIM V.I. Diversified Dividend Fund, AIM V.I. Global Equity Fund and AIM V.I. International Core Equity Fund; and

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                   "SCHEDULE A

                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

        PORTFOLIO                                 CLASSES OF EACH PORTFOLIO
        ---------                                 -------------------------

AIM V.I. Basic Balanced Fund                           Series I shares
                                                       Series II shares

AIM V.I. Basic Value Fund                              Series I shares
                                                       Series II shares

AIM V.I. Capital Appreciation Fund                     Series I shares
                                                       Series II shares

AIM V.I. Capital Development Fund                      Series I shares
                                                       Series II shares

AIM V.I. Core Equity Fund                              Series I shares
                                                       Series II shares

AIM V.I. Diversified Income Fund                       Series I shares
                                                       Series II shares

AIM V.I. Dynamics Fund                                 Series I shares
                                                       Series II shares

AIM V.I. Financial Services Fund                       Series I shares
                                                       Series II shares

AIM V.I. Global Health Care Fund                       Series I shares
                                                       Series II shares

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AIM V.I. Global Real Estate Fund                       Series I shares
                                                       Series II shares

AIM V.I. Government Securities Fund                    Series I shares
                                                       Series II shares

AIM V.I. High Yield Fund                               Series I shares
                                                       Series II shares

AIM V.I. International Growth Fund                     Series I shares
                                                       Series II shares

AIM V.I. Large Cap Growth Fund                         Series I shares
                                                       Series II shares

AIM V.I. Leisure Fund                                  Series I shares
                                                       Series II shares

AIM V.I. Mid Cap Core Equity Fund                      Series I shares
                                                       Series II shares

AIM V.I. Money Market Fund                             Series I shares
                                                       Series II shares

AIM V.I. Small Cap Equity Fund                         Series I shares
                                                       Series II shares

AIM V.I. Small Cap Growth Fund                         Series I shares
                                                       Series II shares

AIM V.I. Technology Fund                               Series I shares
                                                       Series II shares

AIM V.I. Utilities Fund                                Series I shares
                                                       Series II shares"

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.


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

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 21, 2006.



                                         By:  /s/ Philip A. Taylor
                                              ---------------------------------
                                         Name:  Philip A. Taylor
                                         Title:   President


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